UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2022

NUZEE, INC. (Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

1401 Capital Avenue, Suite B, Plano, Texas 75074

(Address of principal executive offices)

(760) 295-2408

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 17, 2022, the Board of Directors (the “Board”) of NuZee, Inc. (the “Company”) approved and adopted the Third Amended and Restated Bylaws of NuZee, Inc. (the “New Bylaws”). The New Bylaws became effective immediately upon the Board’s approval. The New Bylaws served to amend certain sections of the Company’s Second Amended and Restated Bylaws, including the following sections:

●	Section 1.1 of the New Bylaws was added to expressly address the location of meetings of the Company’s stockholders, whether such meetings are held at a designated place or solely by means of remote communication;

●	Section 1.3 of the New Bylaws provides that, in addition to the president and the Board, holders of 25% of the voting shares of the Company are permitted to call special meetings of the stockholders; and

●	Section 1.10 of the New Bylaws permits stockholders to submit proposals and director nominees before an annual meeting of stockholders not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders.

The Board also made certain technical and conforming amendments in the New Bylaws, and the New Bylaws also include amendments intended to cause common provisions of the Nevada Revised Statutes as it is now in effect to be expressly included in the New Bylaws. These amendments, among other things: (1) provide that notice of annual or special meetings of stockholders shall be given not less than 10 nor more than 60 days prior to the date of the meeting; (2) provide that the Board may fix a record date in advance of any meeting of stockholders, which date shall not be more than 60 days nor less than 10 days preceding the date of such meeting of stockholders; (3) provide that stockholder action may be taken without a meeting by written consent signed by stockholders holding at least a majority of the voting power, unless a greater proportion of voting power is required for such action at a stockholder meeting; (4) add or amend certain defined terms; and (5) make other clarifying, conforming, and technical or non-substantive changes.

The foregoing description of the New Bylaws is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of NuZee, Inc., effective March 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: March 23, 2022	By:	/s/ Patrick Shearer
	Name:	Patrick Shearer
	Title:	Chief Financial Officer